UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22750

USFS Funds Trust
 (Exact name of registrant as specified in charter)

11270 West Park Place
Suite 1025
Milwaukee, WI 53224
(Address of principal executive offices) (Zip code)

Pennant Management, Inc.
(Name and address of agent for service)

11270 West Park Place, Suite 1025
Milwaukee, Wisconsin 53224
(877) 299-8737

Registrant's telephone number, including area code: (877) 299-8737

Date of fiscal year end: December 31, 2014

Date of reporting period:  June 30, 2014

Item 1. Reports to Stockholders.

USFS Funds Limited Duration Government Fund (USLDX)
USFS Funds Tactical Asset Allocation Fund (USFSX)

Semi-Annual Report	June 30, 2014

Investment Adviser:
Pennant Management, Inc.

USFS FUNDS
JUNE 30, 2014

TABLE OF CONTENTS

Shareholders’ Letter	1
Investment Highlights	8
Schedules of Investments
Limited Duration Government Fund	10
Tactical Asset Allocation Fund	15
Statements of Assets and Liabilities	17
Statements of Operations	18
Statements of Changes in Net Assets
Limited Duration Government Fund	19
Tactical Asset Allocation Fund	20
Financial Highlights
Limited Duration Government Fund	21
Tactical Asset Allocation Fund	22
Notes to Financial Statements	23
Disclosure of Fund Expenses	35

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Form N-Q will be available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0300.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30, is available (i) without charge, upon request, by calling 1-877-299-USFS (8737); and (ii) on the Commission’s website at http://www.sec.gov.

USFS FUNDS
JUNE 30, 2014

SHAREHOLDERS’ LETTER

USFS Funds June 2014 Commentary
USFS Funds Limited Duration Government Bond Fund (USLDX)
USFS Funds Tactical Asset Allocation Fund (USFSX)

Introduction
We appreciate the opportunity to manage the USFS Funds on behalf of our shareholders. USLDX is our firm’s U.S. Government bond mutual fund and is managed by James Habanek, CFA. USFSX is our firm’s equity mutual fund and is managed by Tommy Huie, CFA.  Subsequent to the date of this report, Robert Cummisford, who served as a co-portfolio manager for USFSX, has announced his intention to leave his position with the Adviser.

Fund Performance Review
The USFS Funds Limited Duration Government Bond Fund realized a net-of-expenses total return of 0.60% in the second quarter of 2014.  By comparison, the Fund’s Morningstar and Bloomberg peer groups, the Short-Term Government and Agency Bond category, had average total returns of 0.43% and 0.51%, respectively, in the second quarter of 2014. For the six months ended June 30, the Fund had a total return of 0.95% compared to average returns of 0.73% and 0.57%, respectively, for its Morningstar and Bloomberg peer groups.

The very-low level of short-term interest rates, anchored by the Federal Reserve’s near zero-percent short-term interest rate policy, continues to make it very difficult to generate positive total returns with investments limited to short-duration U.S. government and government agency fixed-income securities. Unlike most other funds within the Short-Term Government and Agency Bond peer groups, the Fund will only hold securities which are AAA rated and fully guaranteed by the U.S. Government.  This limitation gives the Fund an inherent performance disadvantage in most market environments relative to its peer groups, which in most instances hold some lower-rated and higher-yielding securities and foreign sovereign debt.

As this year began, the overwhelming consensus view was that the rise in bond yields that began in the second half of 2013 would continue unabated.  In contrast, we were of the view that the fixed-income markets were attractively priced and that a material increase in bond yields was not likely to occur in the first half of this year.  With intermediate and long-term yields now below where they stood at the beginning of this year, bearish sentiment much diminished, and the liftoff date for Federal Reserve rate hikes now nearer, but still uncertain, the Fund manager believes that yields are likely to move higher in the second half of this year.  Therefore, strategies to reduce price and interest-rate risk continue to be undertaken.  To the benefit of the Fund’s year-to-date performance, we increased exposure to government agency mortgage-backed securities (MBS) when yields rose and credit spreads widened in the second half of 2013 as well as in early 2014. Further, the Fund continues to favor callable, step-up coupon government agency securities which ordinarily provide some price protection in rising interest rate

USFS FUNDS
JUNE 30, 2014

environments, while providing higher current income streams.  The Fund continues to maintain a significant allocation to variable-rate asset-backed U.S. government guaranteed securities.

Shortening the duration of the portfolio is a key strategy in positioning the fund in what we believe is now a rising interest rate environment.  In that regard, the Fund’s manager recently diminished the Fund’s allocation to fixed-rate MBS and increased exposure to variable-rate MBS and step-up coupon agency bonds. It is difficult to precisely measure the duration of securities which experience periodic prepayments of principal. However, we currently estimate the duration of the Fund to be slightly less than two years.

We believe the Fund’s continuing strategy of shortening duration could benefit both the relative and absolute performances of the Fund in the second half of 2014 and beyond.  We believe that market-driven interest rate levels are in a cyclical, and possibly secular, uptrend, and that the Fund is well positioned for that occurrence. The increase in bond yields which occurred in 2013 was the beginning of the process of adjustment to a more normalized Fed monetary policy, and that process, in our opinion, is now likely to resume after the unexpected decline in yields which occurred in the first half of this year.

The first half of 2014 saw U.S. equity markets continue their steady climb regardless of negative first quarter gross domestic product revisions, constant clamoring for market corrections, and “investor complacency.”  The S&P 500 Index (the “S&P 500”) has set 22 new closing highs so far this year, with 16 of those coming in the second quarter.  The USFS Funds Tactical Asset Allocation Fund outperformed broad market benchmarks over the second quarter as our overweight positions in many cyclical stocks performed well.  For the second quarter the Fund returned 5.74% net of fees, versus 5.23% for the S&P 500 and 2.83% for the Dow Jones Industrial Average. Year-to-date the Fund has returned 8.70%, versus 7.13% for the S&P 500 and 2.68% for the Dow Jones Industrial Average.

Not surprisingly, performance so far year-to-date has fluctuated across styles and sectors as investors continued to juggle valuation concerns and the wide variety of economic and political influences.  During the second quarter, S&P 500 sector performance was led by Energy (+12.08%) and Utilities (+7.77%), while the Consumer Discretionary (+3.50%) and Industrials (+3.85%) sectors in the S&P 500 lagged, but still managed to post strong returns.  Investors have remained attracted to the Utilities stocks as they sought reliable sources of income.  We believe Utilities stock valuations have become stretched.

Through the first half of 2014 the Fund maintained the “growth at reasonable value” strategy that had been implemented in the final quarter of 2012.  The portfolio has been primarily composed of well-capitalized large-cap dividend growth stocks that we believed could grow their earnings and dividends over the long-term.  Many of these high quality U.S. companies were also trading at reasonable valuations in our opinion.  We continue to evaluate new opportunities to broaden portfolio holdings, while managing specific stock exposures and sector risks.

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JUNE 30, 2014

Consistent with past updates, we are maintaining our preference for U.S. companies with a bias towards value-oriented investments.  We believe it is unlikely that investors will be able to count on stock market multiples driving stock prices higher given the current valuation levels.  Companies will need to exhibit their ability to earn higher prices, and it is our belief that continued strategic deployments of cash along with revenue and earnings growth will be the facilitators investors seek.  The low interest rate environment and global economic recovery should continue to provide support for stock markets near-term.

2014 Second-Half Outlook

Equity Market
At times during the year the stock market struggled to absorb the potential impacts of economic and political events across the globe.  The growing crisis in the Ukraine and its relationship with Russia challenged global markets in the first half of the year.  Military operations ensued within Ukraine as pro-Russian separatists were emboldened after Crimea was annexed by Russia.  Russia conducting its own military exercises along the border only increased global tensions.  Europe has close economic ties and energy dependence on Russia, and an escalation of the conflict could imperil Europe’s economic recovery.

As the second quarter came to a close, conflict in Iraq flared up as the Sunni Islamic militant group named the Islamic State of Iraq and al-Sham (ISIS) captured major cities and infrastructure in Iraq.  This conflict led analysts to evaluate the impact to world energy markets as Iraq is again a top oil producing country.  The group declared its independence and the formation of a new Islamic caliphate for the geographic areas under its control on the last day of the quarter.

Despite geo-political and economic uncertainty, the market has trudged higher while trading volumes have remained low and well below 10-year average levels.  The VIX Index (viewed as a gauge of investor “fear”) closed the quarter at historically low levels.  There has been a debate as to whether “fear” or risk aversion is leading retail investors in particular to abandon the equity markets, but at low levels the VIX Index actually displays a lack of fear.  In addition, average daily volume for S&P 500 option trading has increased in recent years.  Some market analysts believe investors have become accustomed to small corrections and “buying on the dips.”  All of this has led strategists to coin the term “investor complacency.”

Corporate profitability has been on the upswing in recent years and has doubled since early 2009.  In recent years, bottom line growth had largely been driven by increased cost cutting and deferred capital expenditures.  Top line revenue growth during the global economic recovery has been scarcer.  We believe stock prices follow earnings growth.  The positive trends we are witnessing with earnings have continued to provide support to the markets and valuations.

Corporate earnings reports during the second quarter (for first quarter activities) continued to exhibit positive trends.  Approximately 70% of S&P 500 companies exceeded analyst earnings

USFS FUNDS
JUNE 30, 2014

estimates for the quarter, while only 50% exceeded respective revenue estimates.  Nonetheless, year-over-year revenue growth averaged approximately 8%, but differed greatly across companies.  As expected, earnings guidance on the calls was mixed with companies’ management teams ever so careful not to set the bar for future quarter’s earnings too high too early.  But later into the quarter we began to see signs of improvement in future period expectations as analysts and managements gained clarity and confidence.

Improved global profitability has left many large companies with excess cash on their balance sheets.  Some of this is cash derived from foreign operations and cannot be returned to the United States without paying higher U.S. tax rates.  The decision regarding a company’s best use of cash can be complicated.  A growing pool of “activist shareholders” (including certain hedge funds) has challenged corporate managements to return idle cash to shareholders in some form (and thereby profit from their efforts).  Some management teams have chosen to return cash to shareholders by boosting dividends or buying back stock rather than by putting it back to work within the company.  Others have looked to acquire complimentary businesses as a means to drive future growth.  Of late, share buybacks and acquisitions have been rewarded most by the market as the preferred uses of cash.

Based on our analysis, equity market valuations are not screaming imminent correction.  According to data from Bloomberg, with the S&P 500 closing the quarter at $1,960, it sports a P/E multiple of 18.0x based on trailing 12-month earnings ($109.37) or 16.6x based on next 12-month earnings estimates ($118.05).  The long-term average S&P 500 P/E multiple based on actual earnings calculated back to 1954 is 16.3.  We have calculated the rolling 10- and 20-year average P/E multiples and they currently stand at about 16 and 19, respectively.  The fact that the S&P 500 today is slightly above its long-term average and 10-year rolling average is hardly cause for panic.  In 2000, the Tech/Media/Telecom bubble saw the S&P 500 P/E ratio reach 30 (or higher based on some calculations), well above its 10-year average.  Unless earnings are poised to decline dramatically in the near future, we would characterize the large-cap U.S. stock market as “Fairly Valued.”

Fixed-Income Market
At the start of this year, most everyone expected bond yields to rise and prices to fall, repeating and building upon the experience of 2013. But the reverse happened as central banks across the globe leaned toward looser monetary policies in response to lower-than-expected economic growth.  The benchmark ten-year Treasury note, which closed at its 2013 high yield of 3.03% and was generally expected to rise to 3.5% to 4% this year, fell to 2.38% in this past quarter, and finished the first half of the year at 2.53%.  All sectors of the bond market unexpectedly posted healthy positive total returns. Last year, the Barclays U.S. Aggregate Bond Index (Agg), down 2%, posted its worst total return in 19 years.  On a total return basis, it has recovered all of those losses.  The yield curve has flattened materially year to date.  Most of the aforementioned

USFS FUNDS
JUNE 30, 2014

decline in yields has occurred at the longer end of the curve.  The section of the yield curve out to two years has experienced very little change over the past year.  The Fed’s near zero-percent short-term interest rate policy is keeping shorter-term rates low, while the likelihood of Fed rate hikes in 2015 is preventing them from falling along with longer-term rates.

What is causing the unexpected bond market rally and keeping bond yields low relative to the level of inflation and economic fundamentals?  The answer is not simple, and in our opinion has many elements. But the bottom line is that, in the short term at least, supply and demand is what is most important in determining the price levels of anything. This year, the supply and demand balance has been, and remains, supportive of higher bond prices, especially for bonds of higher quality.  The U.S. Treasury is issuing far fewer bonds than they have been in recent years due to the declining federal budget deficit; and, the low level of new and refinanced mortgages has caused a large decline in the issuance of agency mortgage-backed securities (MBS).  Even with the Fed now tapering its bond purchase programs and purchasing far fewer bonds than they were last year, they are still purchasing in the area of 75% of the net new issuance of Treasury and agency MBS.  Slower-than-expected economic growth and geopolitical issues in Russia and the Middle East are also increasing the demand for dollar denominated bonds.  The Fed’s monetary policy is excessively accommodative and is expected to remain so.  The capital markets are now very global in nature, and money is easily converted from one currency to another, rendering it easy for investors to move money from one area of the world to another.  With that as background, high-quality global bond yields, such as those in Japan and Europe, are lower than they are in the U.S. So, money has been flowing into U.S. bond markets from overseas.  Countries such as China, in particular, have been purchasing dollar-denominated bonds in an effort to weaken their currencies.  As long as the U.S. dollar is expected to increase in value relative to foreign currencies, we believe foreign investors will continue to find our bonds attractive.  Investors remain hungry for yield in this low-rate environment which has been created by central banks around the world.

We like to emphasize the importance of investor sentiment in influencing prices in the short term.  At the end of last year, investor sentiment toward the bond market was as negative as it gets.  Being negative on bonds had become what is referred to as a “crowded trade,” in need of being worked off.  Negative sentiment is contrary bullish for prices, as it implies that investors in aggregate have conservatively positioned their portfolios in comparison to their benchmarks.

Late last year, the Fed had announced that it was about to begin to taper its bond purchase programs and bond yields had risen to levels that we deemed attractive, at least on a short-term basis. The supply and demand issues that we referenced above came into play in this environment of negative sentiment, which was enough to force bond prices higher and yields lower.  That gave us comfort with respect to the bond markets entering this year and led us to conclude that a material increase in market-driven interest rates was not likely to occur until

USFS FUNDS
JUNE 30, 2014

sentiment was at least neutral, which it finally now is.  Staying on the theme of market sentiment, there was a massive outflow of money from bond mutual funds in the second half of last year, suggesting that the bond markets were oversold.  Money subsequently flowed back into bond funds thus far this year, helping to force yields lower and evidencing more neutral sentiment in the markets.

We view the year-to-date decline in yields as simply a downward correction of the large increase which had occurred in the second half of last year.  From May through September of last year, yields in the three- through five-year sector of the Treasury bond market nearly tripled.  The markets were not liquid enough to absorb the selling, particularly from mutual funds, and became very oversold by many measures.  We believe at this time that overshoot has now been corrected.

The term structure of interest rates is a function of many variables, the most important of which is the expected path and level of the federal funds rate over specific periods of time.  With the Fed not at all adhering to a rules-based monetary policy, it is currently most difficult to forecast future federal funds rate levels.  We remain of the opinion that the thirty-year secular bull market in bonds ended in 2013; and, yields will trend irregularly higher over the next few years.  Global central banks have suppressed interest rates down to levels which do not reflect economic fundamentals and which are not sustainable.

We are of the opinion that while interest rate levels will not rise to historically normalized levels any time soon, they will soon begin to rise to levels which will be painful to bond investors.  Forecasted increases in bond yields have been coming down in recent months due to global economic growth concerns, but increases should nonetheless be expected.  The supply and demand factors, coupled with the current geopolitical concerns, may push yield levels lower in the very near term.

However, our belief is that market-driven interest rates are likely to rise well before the date when the Fed’s first interest rate hike becomes more certain.  That is especially so because the Fed is artificially suppressing short-term interest rates, and yields, on an inflation-adjusted basis, are negative out to seven years on the yield curve.  As the Fed continues to normalize its monetary policy, unless we enter into a deflationary environment, yields cannot remain below the rate of price inflation indefinitely.  Yields at the short end of the yield curve, which remain anchored by the Fed’s near zero-percent short-term interest rate policy, are especially vulnerable to an earlier-than-expected Fed rate hike.

This represents the Adviser’s assessment of the Funds and market conditions at a specific point in time and should not be relied upon by the reader as research or investment advice.

Investing involves risk, including possible loss of principal. The potential underlying investments of the Tactical Asset Allocation Fund (which may include

USFS FUNDS
JUNE 30, 2014

investments such as derivatives, and leveraged and inverse ETFs) may accelerate the velocity of potential losses. Furthermore, the risk of loss from a short sale is unlimited because the Tactical Asset Allocation Fund may be required to purchase the shorted security at a higher price to complete the transaction and there is no limit for the security price. The potential use of options, swaps and derivatives by the Tactical Asset Allocation Fund has the potential to significantly increase the Fund’s volatility. The Tactical Asset Allocation Fund’s underlying investments may also be subject to economic or political instability in the U.S. and other countries, credit risk and interest rate fluctuations. Bonds and bond funds will decrease in value as interest rates rise. There is no guarantee the Funds will achieve their stated investment objectives. Current and future holdings are subject to risk.

Definitions

S&P 500 Index: an index which consists of five hundred stocks chosen for market size, liquidity, and industry group representation.

Dow Jones Industrial Average: a price-weighted average of thirty significant stocks traded on the New York Stock Exchange and on NASDAQ.

Barclays U.S. Aggregate Bond Index: a broad-based index that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market including Treasuries, government related and corporate securities, MBS (agency fixed rate and hybrid ARM pass-throughs), ABSs, and CMBs.

VIX Index: a weighted blend of prices for a range of options on the S&P 500 index. It represents one measure of the market’s expectation of stock market volatility over the next 30 day period.

Price to earnings (P/E): A valuation ratio of a company’s current share price compared to its per share earnings.

Duration: a measure of the sensitivity of the price to a change in interest rates; it is expressed as a number of years. The sensitivity to interest rates changes will be greater the longer the duration is.

Each Morningstar and Bloomberg category average is representative for funds utilizing similar investment objectives.

Basis Points: a unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument.

One cannot invest directly in an index.

Earnings growth is not a measure of the Fund’s future performance.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND

INVESTMENT HIGHLIGHTS (Unaudited)

GROWTH OF A $10,000 INVESTMENT

	Average Annual Total Return
	for period ended June 30, 2014(1)
	One Year	Three Year	Five Year	Annualized
	Return	Return	Return	Inception to Date(2)
USFS Funds
Limited Duration Government Fund	0.51%	0.44%	0.90%	2.29%
BofA Merrill Lynch
1-3 Year US Treasury Index	0.76%	0.63%	1.18%	2.59%
BofA Merrill Lynch
1-3 Year US Treasury/Agency Index	0.78%	0.65%	1.21%	2.67%

(1)
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance does not guarantee future results. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Fee waivers were in effect, if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The USFS Funds Limited Duration Government Fund commenced operations on July 6, 2004.

The BofA Merrill Lynch 1-3 Year US Treasury Index is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

The BofA Merrill Lynch 1-3 Year US Treasury/Agency Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury and non-subordinated U.S. agency debt issued in the U.S. domestic market with a remaining term to final maturity of less than three years.

USFS FUNDS
TACTICAL ASSET
ALLOCATION FUND

INVESTMENT HIGHLIGHTS (Unaudited)

GROWTH OF A $10,000 INVESTMENT

	Average Annual Total Return
	for period ended June 30, 2014(1)
	One Year	Three Year	Annualized
	Return	Return	Inception to Date(2)
USFS Funds
Tactical Asset Allocation Fund	20.78%	12.79%	13.38%
S&P 500 Index	24.61%	16.58%	15.96%

(1)
The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance does not guarantee future results. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the Index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The USFS Funds Tactical Asset Allocation Fund commenced operations on November 30, 2009.

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. It is not possible to invest directly in an index.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND
JUNE 30, 2014 (UNAUDITED)

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 41.4%

	Face
Description	Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)
5.250%, 05/15/17	$27,698	$27,802
4.500%, 08/15/27	6,092	6,092
3.000%, 12/15/41	113,000	108,467
2.734%, 07/01/37 (A)	90,455	96,172
2.500%, 05/15/42	160,203	140,167
2.400%, 01/01/36 (A)	114,199	120,564
2.280%, 01/01/35 (A)	253,754	265,212
2.020%, 11/01/35 (A)	403,306	425,913
2.000%, 09/15/39	552,691	558,306

Federal National Mortgage Association (FNMA)
5.523%, 07/01/36 (A)	96,528	104,038
5.000%, 04/25/34	157,974	170,462
5.000%, 11/25/49	96,190	103,331
4.408%, 12/01/27 (A)	411,580	439,793
4.000%, 05/01/19	119,048	124,575
3.500%, 01/25/42	105,930	106,083
3.000%, 11/01/20	396,270	414,292
3.000%, 04/25/42	100,000	94,002
2.711%, 06/25/44 (A)	804,647	845,264
2.500%, 07/25/24	114,204	115,235
2.500%, 01/01/37 (A)	124,071	132,798
2.500%, 09/25/42	245,000	212,768
2.500%, 10/25/42	100,000	86,773
2.500%, 02/25/43	131,242	114,513
2.500%, 04/25/43	169,692	162,676
2.373%, 01/01/34 (A)	165,375	177,391

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND
JUNE 30, 2014 (UNAUDITED)

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 41.4% (continued)

	Face
Description	Amount	Value
2.220%, 07/01/35 (A)	$100,606	$107,212
2.088%, 06/01/35 (A)	501,445	532,749
2.059%, 12/01/35 (A)	440,831	470,171
2.000%, 08/25/41	797,290	793,335
2.000%, 11/25/42	486,995	491,774
1.950%, 06/01/37 (A)	115,642	123,417
1.925%, 03/01/34 (A)	180,593	193,911
1.885%, 02/01/33 (A)	157,480	170,243
0.631%, 03/25/27 (A)	573,564	561,350

Government National Mortgage Association (GNMA)
5.000%, 08/15/18	84,286	89,673
5.000%, 10/15/18	141,306	150,336
4.500%, 08/15/18	198,746	208,862
4.500%, 08/20/19	57,847	60,929
4.500%, 06/16/37	424,775	453,820
4.500%, 06/20/39	273,340	290,984
4.000%, 09/15/18	117,011	124,458
4.000%, 09/15/18	135,742	144,381
4.000%, 12/15/18	71,950	76,529
4.000%, 12/20/38	443,071	470,524
4.000%, 05/16/39	144,483	153,340
4.000%, 08/20/39	258,880	273,958
4.000%, 10/20/39	274,861	291,381
3.250%, 11/20/39	151,000	155,676
3.000%, 11/20/38	474,317	489,043
3.000%, 09/16/39	180,453	185,362
2.500%, 06/20/38	408,568	417,304
2.500%, 07/20/38	214,277	218,806
2.500%, 04/20/40 (A)	47,598	49,083
2.000%, 05/20/40	671,506	660,930
2.000%, 11/20/42	149,866	131,395
2.000%, 09/20/43 (A)	232,565	233,584
1.625%, 04/20/23 (A)	82,952	86,089
1.625%, 11/20/23 (A)	272,373	279,153
1.625%, 11/20/27 (A)	215,870	222,634
1.625%, 11/20/29 (A)	223,485	230,971
1.250%, 08/20/27	177,616	170,926

National Credit Union Administration (NCUA)
1.840%, 10/07/20	183,740	185,430
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS
(Cost $14,798,706)		15,102,412

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND
JUNE 30, 2014 (UNAUDITED)

SMALL BUSINESS ADMINISTRATION (SBA) — 37.3%

	Face
Description	Amount	Value
Small Business Administration Pass-Through Agency (SBA)
7.100%, 02/01/17	$3,691	$3,856
3.875%, 02/25/25 (A)	25,928	28,328
3.625%, 10/25/24 (A)	10,238	11,012
3.625%, 10/25/25 (A)	16,823	18,163
3.375%, 09/25/25 (A)	21,599	22,665
3.125%, 07/25/21 (A)	2,955	3,041
3.125%, 06/25/25 (A)	10,705	11,502
2.000%, 06/25/31 (A)	884,918	929,424
1.750%, 03/25/31 (A)	864,094	909,678
1.625%, 04/25/16 (A)	3,469	3,441
1.625%, 10/25/18 (A)	13,281	13,195
1.400%, 09/25/32 (A)	694,654	721,216
1.375%, 09/25/17 (A)	2,229	2,244
1.300%, 07/25/34 (A)	1,072,556	1,110,363
1.250%, 11/25/17 (A)	91,384	91,912
1.250%, 12/25/17 (A)	96,924	97,500
1.250%, 02/25/18 (A)	217,942	219,284
1.250%, 02/25/18 (A)	54,679	55,566
1.250%, 04/25/18 (A)	61,103	61,473
1.250%, 05/25/18 (A)	64,409	64,811
1.250%, 07/25/25 (A)	727,394	731,002
1.000%, 08/25/18 (A)	136,628	137,016
1.000%, 09/25/21 (A)	131,610	132,046
1.000%, 11/25/24 (A)	91,218	91,830
1.000%, 10/25/31 (A)	1,214,005	1,231,339
1.000%, 11/25/33 (A)	252,464	256,445
1.000%, 07/25/34 (A)	243,459	247,352
0.875%, 10/25/21 (A)	105,119	105,293
0.875%, 01/25/25 (A)	131,694	132,428
0.820%, 06/25/34 (A)	661,896	667,385
0.800%, 05/25/18 (A)	511,745	510,969
0.750%, 11/25/20 (A)	326,191	326,107
0.750%, 08/25/22 (A)	782,313	782,200
0.750%, 08/25/22 (A)	300,067	300,018
0.750%, 10/25/24 (A)	796,489	798,215
0.740%, 03/25/25 (A)	303,831	304,509
0.700%, 02/25/30 (A)	286,579	286,973
0.625%, 01/25/27 (A)	457,104	457,520
0.625%, 03/25/30 (A)	291,670	291,323

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND
JUNE 30, 2014 (UNAUDITED)

SMALL BUSINESS ADMINISTRATION (SBA) — 37.3% (continued)

	Face
Description	Amount	Value
0.600%, 09/25/30 (A)	$534,458	$533,144
0.570%, 09/25/31 (A)	468,783	466,939
0.570%, 11/25/31 (A)	414,737	413,067
TOTAL SMALL BUSINESS ADMINISTRATION (SBA)
(Cost $13,426,692)		13,581,794

U.S. GOVERNMENT AGENCY OBLIGATIONS — 3.5%
Federal Home Loan Mortgage Corp. (FHLMC)
1.000%, 12/27/18 (B)	315,000	315,435
Federal National Mortgage Association (FNMA)
1.000%, 08/20/18 (B)	250,000	250,317
0.750%, 09/20/17 (B)	700,000	700,427
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,265,687)		1,266,179

CERTIFICATES OF DEPOSIT — 4.8%
Ally Bank, 1.100%, 08/17/15	248,000	249,480
BMW Bank of North America, 0.850%, 06/08/15	248,000	248,904
Discover Bank, 1.150%, 08/24/15	248,000	249,494
FirstBank Puerto Rico, 0.800%, 12/08/14	248,000	248,460
GE Capital Bank, 1.000%, 07/14/14	248,000	248,000
GE Capital Retail Bank, 1.000%, 07/14/14	248,000	248,000
Goldman Sachs Bank USA, 0.900%, 06/05/15	248,000	248,627
TOTAL CERTIFICATES OF DEPOSIT
(Cost $1,736,000)		1,740,965

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND
JUNE 30, 2014 (UNAUDITED)

SHORT-TERM INVESTMENTS — 14.0%

	Face
	Amount/
Description	Shares	Value
Repurchase Agreements – 7.2%
First Farmers Financial, LLC Repurchase Agreement, 1.75%, 07/01/2014 (C)
(collateralized by federally guaranteed portion of USDA loan to
Mouring West Holdings, LLC, face amount of $2,680,000,
5.000%, due 02/01/2044) (Cost $2,614,634)	$2,614,634	$2,614,634

Investment Companies – 6.8%
Short Term Treasury Investment, 0.01% (D)
(Cost $2,496,211)	2,496,211	2,496,211
TOTAL SHORT-TERM INVESTMENTS
(Cost $5,110,845)		5,110,845
TOTAL INVESTMENTS – 101.0%
(Cost $36,337,930)		$36,802,195

Percentages are based on Net Assets of $36,437,163.

(A)	Variable rate security – Rate disclosed is the rate in effect on June 30, 2014.
(B)	Step Bond – The rate reflected on the Schedule of Investments is the effective yield on June 30, 2014.
(C)
This repurchase agreement has an automatic rollover term which automatically enters the Fund into a new overnight repurchase agreement with substantially the same terms unless notice of termination is given to the seller.

(D)	The rate reported is the 7-day effective yield as of June 30, 2014.

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
TACTICAL ASSET
ALLOCATION FUND
JUNE 30, 2014 (UNAUDITED)

SECTOR WEIGHTINGS (Unaudited)†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCKS — 68.5%

Description	Shares	Value
Finance & Insurance — 9.0%
Aetna	10,108	$819,557
Blackstone Group LP (A)	13,000	434,720
FleetCor Technologies	2,800	369,040
		1,623,317
Information — 15.4%
Automatic Data Processing	9,531	755,618
Google	750	438,502
NCR	11,000	385,990
PTC	10,000	388,000
QUALCOMM	10,437	826,610
		2,794,720
Manufacturing — 26.4%
Air Products & Chemicals	6,325	813,521
Caterpillar	7,000	760,690
DuPont	11,034	722,065
Gilead Sciences	5,000	414,550
Lockheed Martin	3,781	607,720
Lorillard	9,000	548,730
LyondellBasell	4,690	457,979
Northrop Grumman	3,850	460,576
		4,785,831

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
TACTICAL ASSET
ALLOCATION FUND
JUNE 30, 2014 (UNAUDITED)

COMMON STOCKS — 68.5% (continued)

Description	Shares	Value
Mining, Oil & Gas — 10.7%
ConocoPhillips	9,196	$788,373
Continental Resources	2,500	395,100
Energy Transfer Partners LP (A)	6,000	347,820
Schlumberger	3,500	412,825
		1,944,118
Services — 2.2%
Starbucks	5,000	386,900

Transportation — 4.8%
Union Pacific	8,670	864,832
TOTAL COMMON STOCKS
(Cost $9,554,681)		12,399,718

EXCHANGE TRADED FUNDS — 29.0%
iShares Russell 2000 Value Index	3,500	361,410
SPDR S&P 500 ETF Trust	25,000	4,893,000
		5,254,410
TOTAL EXCHANGE TRADED FUNDS
(Cost $4,595,200)		5,254,410

SHORT-TERM INVESTMENT — 2.5%
Short Term Treasury Investment, 0.01% (B)
(Cost $457,599)	457,599	457,599
TOTAL INVESTMENTS — 100.0%
(Cost $14,607,480)		$18,111,727

Percentages are based on Net Assets of $18,120,553.

(A)	Security is considered a Master Limited Partnership. At June 30, 2014, these securities amounted to $782,540 or 4.3% of Net Assets.
(B)	The rate reported is the 7-day effective yield as of June 30, 2014.
ETF — Exchange Traded Fund
LP — Limited Partnership
SPDR — Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
JUNE 30, 2014 (UNAUDITED)

STATEMENTS OF ASSETS AND LIABILITIES

	USFS Funds	USFS Funds
	Limited Duration	Tactical Asset
	Government Fund	Allocation Fund
Assets:
Investments, at Value
(Cost $36,337,930 and $14,607,480, respectively)	$36,802,195	$18,111,727
Cash	192,441	—
Receivable for Investment Securities Sold	1,904,438	—
Receivable for Dividends and Interest	69,545	38,211
Prepaid Expenses	16,070	9,797
Total Assets	$38,984,689	$18,159,735
Liabilities:
Payable for Investment Securities Purchased	2,503,289	—
Payable due to Investment Adviser	4,045	9,681
Payable due to Administrator	12,175	11,135
Payable due to Custodian	3,380	1,718
Other Accrued Expenses	24,637	16,648
Total Liabilities	2,547,526	39,182
Net Assets	$36,437,163	$18,120,553

Net Assets Consist of:
Paid-in Capital	$36,447,862	$14,343,762
Undistributed (Distributions in Excess of)
Net Investment Income	(57,321)	134
Accumulated Net Realized Gain (Loss)
on Investments and Written Options	(417,643)	272,410
Net Unrealized Appreciation on:
Investments	464,265	3,504,247
Net Assets	$36,437,163	$18,120,553

Shares:
Outstanding Shares of Beneficial Interest
(Unlimited authorization – no par value)	3,041,881	1,483,959
Net Asset Value, Offering and Redemption
Price Per Share	$11.98	$12.21

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
FOR THE
SIX MONTHS ENDED
JUNE 30, 2014 (UNAUDITED)

STATEMENTS OF OPERATIONS

	USFS Funds	USFS Funds
	Limited Duration	Tactical Asset
	Government Fund	Allocation Fund
Investment Income:
Interest Income	$213,120	$28
Dividend Income (Net of withholding tax of
$0 and $223, respectively)	—	172,559
Total Investment Income	213,120	172,587
Expenses:
Management Fees	75,922	63,224
Administration Fees	32,256	27,105
Legal Fees	16,375	7,327
Trustees’ Fees	12,228	5,245
Transfer Agent Fees	12,030	10,406
Custodian Fees	9,502	2,892
Fund Accounting Fees	9,321	723
Audit Fees	8,780	7,421
Insurance Fees	8,145	3,801
Printing Fees	3,894	3,080
Registration and Filing Fees	2,069	1,725
Compliance Fees	1,357	634
Total Expenses	191,879	133,583

Less:
Waiver of Management Fees	(52,997)	(3,763)

Net Expenses	138,882	129,820
Net Investment Income	74,238	42,767
Net Realized Gain (Loss) on Investments	(49,186)	230,837
Net Realized Gain on Written Options	—	10,758
Net Change on Unrealized Appreciation Investments	310,668	1,092,620
Net Change in Unrealized Appreciation
Written Options	—	73,165
Net Realized and Unrealized Gain on Investments
and Written Options	261,482	1,407,380
Net Increase in Net Assets Resulting from Operations	$335,720	$1,450,147

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six
	Months Ended	Year Ended
	June 30, 2014	December 31,
	(unaudited)	2013
Operations:
Net Investment Income	$74,238	$92,624
Net Realized Loss on Investments	(49,186)	(19,910)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	310,668	(335,901)
Net Increase (Decrease) in Net Assets Resulting
from Operations	335,720	(263,187)
Distributions:
Net Investment Income	(133,641)	(235,221)
Total Distributions	(133,641)	(235,221)
Capital Share Transactions:
Issued	2,148,891	19,367,785
Reinvestment of Distributions	24,474	119,282
Redeemed	(3,647,810)	(19,883,204)
Net Decrease in Net Assets Derived
from Capital Share Transactions	(1,474,445)	(396,137)
Total Decrease in Net Assets	(1,272,366)	(894,545)
Net Assets:
Beginning of Period	37,709,529	38,604,074
End of Period	$36,437,163	$37,709,529
Undistributed Net Investment Income (Loss)	$(57,321)	$2,082
Shares Transactions:
Issued	179,959	1,611,313
Reinvestment of Distributions	2,048	9,913
Redeemed	(305,311)	(1,654,644)
Total Decrease in Shares Outstanding
from Capital Share Transactions	(123,304)	(33,418)

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
TACTICAL ASSET
ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six
	Months Ended	Year Ended
	June 30, 2014	December 31,
	(unaudited)	2013
Operations:
Net Investment Income	$42,767	$158,040
Net Realized Gain on Investments and Written Options	241,595	1,741,899
Net Change in Unrealized Appreciation on
Investments and Written Options	1,165,785	1,812,970
Net Increase in Net Assets Resulting
from Operations	1,450,147	3,712,909
Distributions:
Net Investment Income	(42,633)	(147,301)
Net Realized Gain	—	(2,076,725)
Total Distributions	(42,633)	(2,224,026)
Capital Share Transactions:
Issued	1,015,549	4,203,437
Reinvestment of Distributions	3,851	491,797
Redeemed	(1,456,730)	(4,241,408)
Net Increase (Decrease) in Net Assets Derived
from Capital Share Transactions	(437,330)	453,826
Total Increase in Net Assets	970,184	1,942,709
Net Assets:
Beginning of Period	17,150,369	15,207,660
End of Period	$18,120,553	$17,150,369
Undistributed Net Investment Income	$134	$—
Shares Transactions:
Issued	88,123	364,314
Reinvestment of Distributions	327	45,499
Redeemed	(127,790)	(374,541)
Total Increase (Decrease) in Shares Outstanding
from Capital Share Transactions	(39,340)	35,272

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
LIMITED DURATION
GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
	For the Six
	Months
	Ended
	June 30,		For the Years Ended December 31,
	2014		2013(4)	2012		2011		2010		2009(5)
	(unaudited)
Net Asset Value, Beginning of Period	$11.91		$12.07	$12.05		$12.02		$12.07		$12.16
Income from Investment Operations:
Net Investment Income(1)	0.02		0.03	0.05		0.05		0.14		0.28
Net Realized and Unrealized Gain (Loss)	0.09		(0.12)	0.04		0.04		0.09		(0.02)
Total from Operations	0.11		(0.09)	0.09		0.09		0.23		0.26
Dividends and Distributions:
Net Investment Income	(0.04)		(0.07)	(0.07)		(0.06)		(0.14)		(0.27)
Net Realized Gains	—		—	—		—		(0.14)		(0.08)
Total Dividends and Distributions	(0.04)		(0.07)	(0.07)		(0.06)		(0.28)		(0.35)
Net Asset Value, End of Period	$11.98		$11.91	$12.07		$12.05		$12.02		$12.07
Total Return†(2)	0.95	%**	(0.74%)	0.74%		0.77%		1.92%		2.20%
Net Assets, End of Period (Thousands)	$36,437		$37,710	$38,604		$56,440		$55,395		$45,215
Ratio of Expenses to Average Net Assets	0.75	%*	0.75%	0.75	%(3)	0.75	%(3)	0.75	%(3)	0.73	%(3)
Ratio of Expenses to Average Net Assets
(Excluding waivers & fees
paid indirectly)	1.04	%*	1.10%	1.19%		0.96%		0.99%		0.73%
Ratio of Net Investment Income to
Average Net Assets	0.40	%*	0.24%	0.43%		0.44%		1.14%		2.30%
Portfolio Turnover Rate	802	%**	774%	373%		827%		647%		165%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share amounts are based upon average shares outstanding.
(2)	Total return would have been lower had the Adviser not waived a portion of its fees during the period.
(3)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same.
(4)
On March 19, 2013, shareholders of the USFS Funds Limited Duration Government Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”), approved a tax-free reorganization under which all assets and liabilities of the Predecessor Fund were transferred to the USFS Funds Limited Duration Government Fund, a series of USFS Funds Trust, at the close of business on March 28, 2013.

(5)
On November 30, 2009, shareholders of the Accessor Limited Duration U.S. Government Fund, a series of Forward Funds (the “2009 Fund”), approved a tax-free reorganization under which all assets and liabilities of the 2009 Fund were transferred to the Predecessor Fund at the close of business on December 11, 2009.

*	Annualized
**	Not Annualized
Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
TACTICAL ASSET
ALLOCATION FUND

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout the Period
	For the Six
	Months
	Ended
	June 30,		For the Years Ended December 31,
	2014		2013(2)	2012		2011		2010		2009(3)
	(unaudited)
Net Asset Value, Beginning of Period	$11.26		$10.22	$10.53		$11.25		$10.19		$10.00
Income from Investment Operations:
Net Investment Income(1)	0.03		0.11	0.12		0.16		0.07		0.03
Net Realized and Unrealized Gain	0.95		2.41	0.75		0.20		1.35		0.19
Total from Operations	0.98		2.52	0.87		0.36		1.42		0.22
Dividends and Distributions:
Net Investment Income	(0.03)		(0.10)	(0.12)		(0.15)		(0.07)		(0.03)
Net Realized Gains	—		(1.38)	(1.06)		(0.93)		(0.29)		—
Total Dividends and Distributions	(0.03)		(1.48)	(1.18)		(1.08)		(0.36)		(0.03)
Net Asset Value, End of Period	$12.21		$11.26	$10.22		$10.53		$11.25		$10.19
Total Return†	8.70	%**	25.23%	8.37%		3.39%		14.07%		2.15	%**
Net Assets, End of Period (Thousands)	$18,121		$17,150	$15,208		$19,702		$24,503		$23,156
Ratio of Expenses to Average Net Assets	1.54	%*	1.59%	1.61	%(4)	1.36	%(4)	1.39	%(4)	2.45	%*(4)
Ratio of Expenses to Average Net Assets
(Excluding waivers & fees
paid indirectly)	1.58	%*	1.61%	1.61%		1.36%		1.39%		2.45	%*
Ratio of Net Investment Income to
Average Net Assets	0.51	%*	0.97%	1.06%		1.40%		0.69%		3.13	%*
Portfolio Turnover Rate	26	%**	118%	244%		119%		175%		25	%**

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share amounts are based upon average shares outstanding.
(2)
On March 19, 2013, shareholders of the USFS Funds Tactical Asset Allocation Fund, a series of  The Advisors’ Inner Circle Fund (the “Predecessor Fund”), approved a tax-free reorganization under which all assets and liabilities of the Predecessor Fund were transferred to the USFS Funds Tactical Asset Allocation Fund, a series of USFS Funds Trust, at the close of business on March 28, 2013.

(3)	Fund commenced operations on November 30, 2009.
(4)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same.
*	Annualized
**	Not Annualized
Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

USFS FUNDS
JUNE 30, 2014 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The USFS Funds Trust (the “Trust”) is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated August 16, 2012.  The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The financial statements herein are those of the USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund (each, a “Fund,” together the “Funds”).  The USFS Funds Limited Duration Government Fund seeks a high level of current income consistent with the preservation of capital.  The USFS Funds Tactical Asset Allocation Fund seeks to provide above-average total return (capital appreciation and income) when compared to the broad U.S. equity market.  The Funds may change their investment objective without shareholder approval upon 60 days’ prior notice to shareholders.  The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The Funds are the successors to the USFS Funds Limited Duration Government Fund and USFS Funds Tactical Asset Allocation Fund, each a series of The Advisors’ Inner Circle Fund (the “Predecessor Funds”), as a result of a reorganization of each of the Predecessor Funds into its respective series of the Trust on March 28, 2013 (the “2013 Reorganization”).

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates and such differences could be material.

Security Valuation — Certificates of deposits and repurchase agreements are valued at their amortized cost, which approximates fair value.  Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price.  For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.  If available, debt securities are priced based upon valuations provided by independent,

USFS FUNDS
JUNE 30, 2014 (UNAUDITED)

third-party pricing agents.  Such values generally reflect the last reported sales price if the security is actively traded.  Options are valued at the last quoted sales price.  If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.  The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the fair value for such securities.  Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates fair value.  Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”).  The Funds’ fair value procedures are implemented through a Valuation Committee (the “Committee”) designated by the Board.  Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions.  When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.  As of June 30, 2014, there were no securities valued in accordance with fair value procedures.

In accordance with GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.  The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).  Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  The three levels of the fair value hierarchy are described below:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;
Level 2 –	Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets,

USFS FUNDS
JUNE 30, 2014 (UNAUDITED)

adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and
Level 3 –	Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value.  Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following is a summary of the inputs used as of June 30, 2014 when valuing the USFS Funds Limited Duration Government Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total

U.S. Government Agency
Mortgage-Backed Obligations	$—	$15,102,412	$—	$15,102,412
Small Business
Administration (SBA)	—	13,581,794	—	13,581,794
U.S. Government
Agency Obligations	—	1,266,179	—	1,266,179
Certificates of Deposit	—	1,740,965	—	1,740,965
Short-Term Investments	2,496,211	2,614,634	—	5,110,845
Total Investments
in Securities	$2,496,211	$34,305,984	$—	$36,802,195

As of June 30, 2014, all of the investments held in the USFS Funds Tactical Asset Allocation Fund are Level 1. For details of investment classifications, reference the Schedules of Investments.

During the six month period ended June 30, 2014, there have been no transfers between levels for the Funds.  For the six month period ended June 30, 2014, there were no Level 3 securities in either of the Funds.  For the six month period ended June 30, 2014, there have been no significant changes to the Funds’ fair valuation methodologies.  Transfers between levels are recognized at the end of the reporting period.

Offsetting Assets and Liabilities — The Funds are subject to various master netting arrangements (“Master Netting Arrangements”), which govern the terms of certain transactions with select counterparties.  The Master Netting Arrangements allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

USFS FUNDS
JUNE 30, 2014 (UNAUDITED)

The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels.  Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.  The following is a summary of offsetting transactions as of June 30, 2014:

Assets:				Gross Amounts not offset
in the Statement of
Assets & Liabilities
		Gross	Net Amounts
		Amounts	Presented
	Gross	Offset in the	in the
	Amounts of	Statement of	Statement of		Collateral
	Recognized	Assets &	Assets &	Financial	Pledged	Net
	Assets	Liabilities	Liabilities	Instruments	(Received)	Amount
Description
USFS Funds
Limited Duration
Government Fund
Repurchase
Agreements	$2,614,634	—	$2,614,634	—	—	$2,614,634

Federal Income Taxes — It is each of the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “code”), and to distribute substantially all of its income to shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position.  Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year.  The Funds did not record any tax provision in the current period and have no provision for taxes in the financial statements.  However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

USFS FUNDS
JUNE 30, 2014 (UNAUDITED)

Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date).  Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.  Dividend income is recorded on the ex-date.  Interest income is recognized on an accrual basis from settlement date.  Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

Master Limited Partnerships — Entities commonly referred to as master limited partnerships (“MLPs”) are generally organized under state law as limited partnerships or limited liability companies.  The USFS Funds Tactical Asset Allocation Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Code and whose interests or “units” are traded on securities exchanges like shares of corporate stock.  To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities.  Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.  An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).  The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership.  The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.  The MLPs themselves generally do not pay U.S. federal income taxes.  Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).  Currently, most MLPs operate in the energy and/or natural resources sector.

Repurchase Agreements — The Funds may enter into repurchase agreements with financial institutions.  A repurchase agreement is an agreement under which a Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, dealer or other creditworthy counterparty, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day).  Because

USFS FUNDS
JUNE 30, 2014 (UNAUDITED)

the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased.  The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully.  The repurchase agreements entered into by the Funds will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement.  In some instances, the repurchase agreements entered into may have an automatic rollover term, which automatically enters a Fund into a new repurchase agreement with substantially the same terms unless notice of termination is given to the seller.  Under all repurchase agreements entered into by the Funds, the custodian or its agent must take possession of the underlying collateral.

Expenses — Expenses that are directly related to one of the Funds are charged to that Fund.  Expenses that cannot be directly attributed to a specific Fund are apportioned among all the Funds based on relative net assets.

Distributions to Shareholders — The USFS Funds Limited Duration Government Fund declares its net investment income monthly and distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually.  The USFS Funds Tactical Asset Allocation Fund declares its net investment income quarterly and distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually.  Distributions to Shareholders are recorded on the ex-date.

3. Derivative Contracts:

In accordance with the authoritative guidance under GAAP, the Funds disclose: (a) how and why they use derivative instruments, (b) how derivative instruments and related hedged items are accounted for and (c) how derivative instruments and related hedged items affect their financial position, financial performance and cash flows as follows:

The USFS Funds Tactical Asset Allocation Fund may invest in financial options contracts that seek to protect a position within its portfolio through hedging techniques.  When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased.  Premiums received or paid from writing or purchasing options that expire unexercised are treated by the Fund on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

USFS FUNDS
JUNE 30, 2014 (UNAUDITED)

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases.  The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised.  The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist.  Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Finally, for written options, the risk exists that losses could exceed amounts disclosed on the Statement of Assets and Liabilities.  As of June 30, 2014, there were no written option contracts open.  On the Statement of Operations, there is a realized gain of $10,758 and a change in unrealized appreciation of $73,165 for written option contracts.

Transactions in option contracts written for the USFS Funds Tactical Asset Allocation Fund for the six month period ended June 30, 2014, were as follows:

	Number of
	Contracts	Premiums
Outstanding at January 1, 2014	(530)	$(86,985)
Options written	(185)	(20,833)
Options closed	565	95,673
Options expired	—	—
Options exercised	150	12,145
Outstanding at June 30, 2014	—	$—

4. Administration, Distribution, Transfer Agency and Custodian Agreements:

The Funds and their administrator, U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”), are parties to an Administration Agreement under which the Administrator provides administrative services for fees calculated at an annual rate of 0.10% of each Fund’s first $75 million of average daily net assets; 0.08% of the next $250 million of each Fund’s average daily net assets; and 0.05% of each Fund’s average daily net assets over $325 million, subject to a minimum annual fee of $64,000 per Fund, reduced to $32,000 for the first 12 months the Funds are open, as well as a fee of $4,000 per year for compliance support services.

The Funds, the Adviser (defined below) and Quasar Distributors, LLC (the “Distributor”) are parties to a Distribution Agreement dated January 16, 2013.

USBFS serves as the transfer agent and dividend disbursing agent for the Funds under a Transfer Agency Agreement dated January 16, 2013.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds under a Custody Agreement dated January 16, 2013.  The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

USFS FUNDS
JUNE 30, 2014 (UNAUDITED)

Prior to March 28, 2013, SEI Investments Global Funds Services, a wholly owned subsidiary of SEI Investments Company, provided administrative services; SEI Investments Distribution Co. provided distribution services; DST Systems, Inc. provided transfer agent services and Union Bank, N.A. provided custodian services for the Predecessor Funds.  Additionally, certain officers of the Predecessor Funds were also officers of SEI Investments Global Funds Services and such officers were paid no fees by the Predecessor Funds for serving as officers of the Predecessor Funds.

5. Investment Advisory Agreement:

The Funds and Pennant Management, Inc. (the “Adviser”) are parties to an Investment Advisory Agreement, under which the Adviser receives an annual management fee equal to 0.41% and 0.75% of each Fund’s average daily net assets for the USFS Funds Limited Duration Government Fund and the USFS Funds Tactical Asset Allocation Fund, respectively.  Effective March 20, 2014, the Adviser has agreed to waive its management fees and/or reimburse expenses of each Fund until at least April 30, 2015 to ensure that Total Annual Fund Operating Expenses (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, dividends and interest on short positions and extraordinary expenses) do not exceed 0.75% of the USFS Funds Limited Duration Government Fund and 1.54% of the USFS Funds Tactical Asset Allocation Fund’s average net assets.  The Adviser is permitted to be reimbursed for management fee waivers and/or expense reimbursements made in the prior three fiscal years, subject to the limitation on the Funds’ expenses in effect at the time such reimbursement is paid to the Adviser and at the time such fees were waived and/or expenses were reimbursed.  For the period January 1, 2013 through March 28, 2013, the Adviser had contractually agreed to waive its management fee and/or reimburse expenses to ensure that total operating expenses did not exceed 0.75% of the USFS Funds Limited Duration Government Fund, however there was no provision for future reimbursement of such waivers or reimbursement, and no such agreement was in place for the USFS Funds Tactical Asset Allocation Fund.

The Adviser is currently waiving fees and, in some cases, reimbursing expenses in the Funds listed below in order to keep these Funds at their respective expense cap.  Waived expenses subject to potential recovery are as follows:

	Year of	Year of
	Expiration	Expiration
	12/31/2016	12/31/2017
USFS Funds Limited Duration Government Fund	$81,033	$52,997
USFS Funds Tactical Asset Allocation Fund	2,436	5,337

Certain Officers and Trustees of the Funds are also Officers of the Adviser.

USFS FUNDS
JUNE 30, 2014 (UNAUDITED)

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended June 30, 2014, were as follows:

	Purchases		Sales and Maturities
	U.S. Government		U.S. Government
	Securities	Other	Securities	Other
USFS Funds
Limited Duration
Government Fund	$255,882,908	$—	$258,747,520	$76,053

USFS Funds
Tactical Asset
Allocation Fund	$—	$4,304,654	$—	$4,739,621

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from GAAP.  As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.  These book/tax differences may be temporary or permanent.  To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital, as appropriate, in the period that the differences arise.  Accordingly, the following permanent differences, primarily attributable to paydowns, distribution, MLP reclassifications and real estate investment trust adjustments, have been reclassified to (from) the following accounts:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid in
	Income/(Loss)	Gain/(Loss)	Capital
USFS Funds Limited Duration
Government Fund	$141,058	$(141,057)	$(1)

USFS Funds Tactical Asset
Allocation Fund	(10,739)	10,849	(110)

These reclassifications have no impact on net assets or net asset value per share.

USFS FUNDS
JUNE 30, 2014 (UNAUDITED)

The tax character of dividends and distributions declared during the years ended December 31, 2013 and 2012 was as follows:

	Ordinary	Long-Term
	Income	Capital Gain	Total
USFS Funds Limited Duration
Government Fund
2013	$235,221	$—	$235,221
2012	252,091	—	252,091
USFS Funds Tactical Asset
Allocation Fund
2013	$1,352,827	$871,199	$2,224,026
2012	393,601	1,385,920	1,779,521

As of December 31, 2013, the components of accumulated earnings on tax basis were as follows:

	USFS Funds	USFS Funds
	Limited Duration	Tactical Asset
	Government Fund	Allocation Fund
Undistributed ordinary income	$2,082	$—
Undistributed long-term capital gains	—	46,541
Tax accumulated earnings	2,082	46,541
Accumulated capital and other losses	(342,859)	(73,165)
Unrealized appreciation	127,999	2,395,901
Total accumulated earnings	$(212,778)	$2,369,277

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period.  However, any losses incurred during those post-enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.  Losses carried forward under these new provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
USFS Funds Limited Duration
Government Fund	$294,221	$48,638	$342,859

For Federal income tax purposes, the cost of securities owned at December 31, 2013, and the net realized gains or losses on securities sold for the year, were different from amounts reported for financial reporting purposes, primarily due to wash sales, which cannot be used for Federal

USFS FUNDS
JUNE 30, 2014 (UNAUDITED)

income tax purposes in the current year and have been deferred for use in future years.  The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held (excluding written options) by the Funds at December 31, 2013, were as follows:

		Aggregate	Aggregate
		Gross	Gross	Net
	Federal	Unrealized	Unrealized	Unrealized
	Tax Cost	Appreciation	Depreciation	Appreciation
USFS Funds Limited Duration
Government Fund	$37,191,514	$318,078	$(190,079)	$127,999
USFS Funds Tactical Asset
Allocation Fund	14,924,606	2,584,824	(188,923)	2,395,901

8. Concentration of Risk:

The fair values of the USFS Funds Limited Duration Government Fund’s investments will change in response to interest rate changes and other factors.  Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund’s share price to fall.  Rising interest rates may also cause investors to pay off mortgage-backed and asset-backed securities later than anticipated, forcing the Fund to keep its money invested at lower rates.  Falling interest rates, however, generally cause investors to pay off mortgage-backed and asset-backed securities earlier than expected, forcing the Fund to reinvest the money at a lower interest rate.

9. Other:

At June 30, 2014, for the USFS Funds Limited Duration Government Fund, 92% of total shares outstanding were held by one record shareholder.  At June 30, 2014, for the USFS Funds Tactical Asset Allocation Fund, 92% of total shares outstanding were held by one record shareholder.  These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications.  The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The

USFS FUNDS
JUNE 30, 2014 (UNAUDITED)

guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

USFS FUNDS
JUNE 30, 2014 (UNAUDITED)

DISCLOSURE OF FUND EXPENSES (unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by two types of costs, (1) transaction costs and (2) ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (1/1/14 – 6/30/14).

The table on the following page illustrates your Fund’s costs in two ways:

• Actual Fund Return. These sections of the table provide information about actual account values and actual expenses. These lines also help you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in a Fund, and the “Ending Account Value” number is derived from deducting that expense cost from a Fund’s gross investment return.

You can use this information, together with the actual amount you invested in a Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. These sections of the table provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio. It assumes that each Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

USFS FUNDS
JUNE 30, 2014 (UNAUDITED)

DISCLOSURE OF FUND EXPENSES (unaudited) (continued)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return – the account values shown may not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	1/1/14	6/30/14	Ratios	Period*
USFS Funds Limited Duration
Government Fund
Actual Fund Return	$1,000.00	$1,009.50	0.75%	$3.74
Hypothetical 5% Return	1,000.00	1,021.08	0.75%	3.76
USFS Funds Tactical Asset
Allocation Fund
Actual Fund Return	$1,000.00	$1,087.00	1.54%	$7.97
Hypothetical 5% Return	1,000.00	1,017.16	1.54%	7.70

*	Expenses are equal to each Fund’s Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(This Page Intentionally Left Blank.)

USFS FUNDS
11270 West Park Place
Suite 1025
Milwaukee, WI  53224

Adviser:
Pennant Management, Inc.
11270 West Park Place
Suite 1025
Milwaukee, WI  53224

Legal Counsel:
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, WI  53202

Independent Registered
Public Accounting Firm:
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue
Suite 800
Cleveland, OH  44115

Distributor:
Quasar Distributors, LLC
615 East Michigan Street, 4th Floor
Milwaukee, WI  53202

Administrator:
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

This information must be preceded or accompanied by a current prospectus for the Funds.

UE-SEMI

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Not applicable for semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

USFS Funds Trust

By (Signature and Title)*   /s/ Mark Elste
Mark Elste, President and Chief Executive Officer

Date   8/27/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Mark Elste
Mark Elste, President and Chief Executive Officer

Date 8/27/2014

By (Signature and Title)*   /s/ Walter Yurkanin
Walter Yurkanin, Treasurer and Principal Financial Officer

Date 8/27/2014

* Print the name and title of each signing officer under his or her signature.